                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K/A

                  [X] Current Report Pursuant to Section 13 OR 15(d)
                        of the Securities Exchange Act of 1934

                                  February 26, 1997
                                   (Date of Report)


                           Commission file number: 0-28354

                                Great Lakes REIT, Inc.

                (Exact name of Registrant as specified in its Charter)

                Maryland                         36-3844714
(State or other jurisdiction           (I.R.S. Employer identification no.)
of incorporation organization)

              823 Commerce Drive, Suite 300, Oak Brook, IL      60521
               (Address of principal executive offices)     (Zip Code)

                                   (630) 368 - 2900
                 (Registrant's telephone number, including area code)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.  Yes  X           No

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As previously reported in a Current Report on Form 8-K filed December 20, 1996, on December 13, 1996, Great Lakes REIT, Inc. (the "Company") acquired a fee simple interest in a portion of a 320,000 rentable square foot four-story, class A office building located at 2550 University Avenue West, St. Paul, Minnesota (the "Building"). Originally constructed in 1916, the Building was fully redeveloped and renovated in 1985. The portion of the Building acquired by the Company ("Court International II") consists of approximately 200,000 rentable
square feet and was approximately 92% occupied at acquisition.   The Building
includes two four-story atriums along with a Gothic tower which rises 140 feet and serves as the centerpiece of the Building. Amenities at Court International II include an underground garage with 226 covered parking spaces, a casual sit-down restaurant, a deli, a sundries/newsstand shop and a building conference room. The balance of the Building not acquired by the Company (approximately 120,000 square feet) is owned by an unaffiliated third party.

TERMS OF PURCHASE

Court International II was purchased from an unaffiliated third party for approximately $14.3 million. Funds for the purchase came from a borrowing under the Company's existing secured line of credit with the First National Bank of Boston (as agent).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The required financial statement for Court International II is attached as Exhibit A. The required pro forma financial statement as attached as Exhibit B.


    No information is required under Items 1,3,4, and 6, and these items have therefore been omitted.



By:    /s/ Richard L. Rasley
    ---------------------------------
    Richard L. Rasley, Secretary

                                     Exhibit A

                              Statements of Revenue and
                                   Certain Expenses

                                Court International II

                            PERIOD FROM JANUARY 1, 1996 TO
                  DECEMBER 13, 1996 AND YEAR ENDED DECEMBER 31, 1995
                         WITH REPORT OF INDEPENDENT AUDITORS

                            REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Great Lakes REIT, Inc.


We have audited the Statements of Revenue and Certain Expenses of Court International II (the Property) for the period from January 1, 1996 to December 13, 1996 and for the year ended December 31, 1995. The Statements of Revenue and Certain Expenses are the responsibility of the Property's management. Our responsibility is to express an opinion on the Statements of Revenue and Certain Expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements of Revenue and Certain Expenses are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statements of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements of Revenue and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statements of Revenue and Certain Expenses referred to above present fairly, in all material respects, the revenue and certain expenses of the Property described in Note 2 for the period from January 1, 1996 to December 13, 1996 and for the year ended December 31, 1995, in conformity with generally accepted accounting principles.





                                       ERNST & YOUNG LLP


Chicago, Illinois
December 18, 1996

                                COURT INTERNATIONAL II

                      STATEMENTS OF REVENUE AND CERTAIN EXPENSES


                                           JANUARY 1, 1996    YEAR ENDED
                                            TO DECEMBER 13,   DECEMBER 31,
                                                 1996            1995
                                           ----------------   ------------
REVENUE
Base rents                                     $  1,582,702   $  1,468,430
Tenant reimbursements                             1,145,017      1,052,313
Other income                                        242,972        282,029
                                           ----------------   ------------
Total revenue                                     2,970,691      2,802,772


EXPENSES
Real estate taxes                                   417,735        433,500
General operating                                   214,401        241,413
Utilities                                           245,101        259,420
Cleaning and landscaping                            292,394        272,751
Repairs and maintenance                             120,834        158,786
Management fee                                       72,257         65,290
Insurance                                            33,349         44,016
                                           ----------------   ------------
Total expenses                                    1,396,071      1,475,176
                                           ----------------   ------------

Revenue in excess of certain expenses          $  1,574,620   $  1,327,596
                                           ----------------   ------------
                                           ----------------   ------------


See accompanying notes.

                                COURT INTERNATIONAL II

                 NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES


NOTE 1  BUSINESS

The accompanying Statements of Revenue and Certain Expenses relate to the operations of Court International II (the Property), a portion of a four-story office building property located in St. Paul, Minnesota. The Property was acquired on December 13, 1996, by Great Lakes REIT, Inc. (Great Lakes).

As of December 13, 1996 and December 31, 1995, the Property had thirty-three and twenty-eight tenants, respectively. One tenant (U.A.F.P.) accounted for approximately 15% and 16% of total revenue at December 13, 1996 and December 31, 1995, respectively.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

REVENUE AND EXPENSE RECOGNITION

Revenue is recognized in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

USE OF ESTIMATES

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3  RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata share as defined.

                                COURT INTERNATIONAL II

                 NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                                     (CONTINUED)

NOTE 4  MANAGEMENT AGREEMENT

During the period from January 1, 1996 to December 13, 1996 and for the year ended December 31, 1995, the Property was managed by a third-party management company. The management agreement provided for the greater of 2.5% of gross monthly rent or $2,850 monthly.

                                   Exhibit B


Great Lakes REIT, Inc.
Pro Forma Balance Sheet (unaudited)                          Historical   Acquisition of  Acquisition of    Proforma
                                                              09/30/96       Long Lake        Court         09/30/96
Assets                                                    (unaudited) (1)  Crossing (2)  International II(3)   (4)
Properties:
Land                                                          $21,491,500     $2,500,000       2,145,000    $26,136,500
Buildings, improvements, and equipment                         94,623,932     13,600,416      12,164,626    120,388,974
Less accumulated depreciation                                   4,673,912                                     4,673,912
                                                           ------------------------------------------------------------
                                                              111,441,520     16,100,416      14,309,626    141,851,562
Cash and cash equivalents                                         816,207                                       816,207
Real estate tax escrows                                           753,197                                       753,197
Rents receivable                                                1,434,547                                     1,434,547
Deferred costs                                                  2,825,225                                     2,825,225
Other assets                                                      451,702         14,032         (68,409)       397,325
                                                           ------------------------------------------------------------

Total assets                                                 $117,722,398    $16,114,448     $14,241,217   $148,078,063
                                                           ------------------------------------------------------------
                                                           ------------------------------------------------------------

Liabilities and stockholders' equity

Bank loan payable                                             $27,602,368    $16,042,587      13,965,358    $57,610,313
Mortgage loans payable                                         18,158,065                                    18,158,065
Bonds payable                                                   5,235,000                                     5,235,000
Accounts payable and accrued liabilities                          911,960                        199,773      1,111,733
Accrued real estate taxes                                       2,905,317                                     2,905,317
Prepaid rent                                                      690,081                                       690,081
Security deposits                                                 424,661         71,861          76,086        572,608
Distributions/dividends payable                                 1,638,881                                     1,638,881
                                                           ------------------------------------------------------------

Total liabilities                                              57,566,333     16,114,448      14,241,217     87,921,998
                                                           ------------------------------------------------------------

Preferred Stock                                                       735                                           735
Common Stock                                                       63,167                                        63,167
                                                                                                       0
Paid-in-capital                                                65,435,578                                    65,435,578
Distributions in excess of accumulated earnings                (3,607,528)                                   (3,607,528)
Employee stock loans                                           (1,247,351)                                   (1,247,351)
Deferred compensation                                            (333,125)                                     (333,125)
Treasury stock                                                   (155,411)                                     (155,411)
                                                           ------------------------------------------------------------

Total stockholders' equity                                     60,156,065              0               0     60,156,065
                                                           ------------------------------------------------------------

Total liabilities and stockholders' equity                   $117,722,398    $16,114,448     $14,241,217   $148,078,063
                                                           ------------------------------------------------------------
                                                           ------------------------------------------------------------


See accompanying notes to pro forma balance sheet.

Notes to pro forma balance sheet
(1) Represents the historical financial position of the Company at September 30, 1996.
(2) Represents the purchase price paid for Long Lakes Crossing, net of any other assets acquired or liabilities assumed. The purchase price was assumed to be funded by borrowings on the Company's line of credit.
(3) Represents the purchase price paid for Court International II, net of any other assets acquired or liabilities assumed. The purchase price was assumed to be funded by borrowings on the Company's line of credit.
(4) The unaudited pro forma balance sheet as of September 30, 1996 gives effect to the acquisition of Long Lake Crossing and Court International II as of September 30, 1996 and is not indicative of the financial position of the Company had these acquisitions taken place on that date nor does it purport to project the Company's financial position at any future date.


Great Lakes REIT, Inc.
Pro Forma Statements of Income (unaudited)

                                             Historical    Acquisition of  Acquisition of
                                            Nine months      Long Lake         Court        Pro forma     Pro forma
                                            ended 9/30/96   Crossing (2)  International II Adjustments    Nine months
                                           (unaudited) (1)                     (3)            (4)       ended 9/30/96 (7)
Revenues
Rental                                        $17,534,220       2,095,821      2,122,433                    $21,752,474
Interest and other                                 78,366                        189,056                        267,422
                                              -------------------------------------------------------------------------

Total revenues                                 17,612,586       2,095,821      2,311,489               0     22,019,896
                                              -------------------------------------------------------------------------

Expenses
Real estate taxes                               2,907,224         254,043        325,039                      3,486,306
Other property operating                        4,691,157         688,081        761,241                      6,140,479
General and administrative                      1,387,097                                                     1,387,097
Interest                                        2,865,533                                      1,687,947      4,553,480
Depreciation and amortization                   2,727,414                                        483,095      3,210,509
Contract termination                            1,273,307                                                     1,273,307
                                              -------------------------------------------------------------------------

Total expenses                                 15,851,732         942,124      1,086,280       2,171,041     20,051,177
                                              -------------------------------------------------------------------------

Net income                                     $1,760,854      $1,153,697     $1,225,209     ($2,171,041)    $1,968,718
                                              -------------------------------------------------------------------------
                                              -------------------------------------------------------------------------

Earnings per common share and common share          $0.35                                                         $0.39
equivalent
                                              -----------                                                    ----------
                                              -----------                                                    ----------

Weighted average number of common shares and
common share equivalents outstanding            5,081,833                                                     5,081,833
                                              -----------                                                    ----------
                                              -----------                                                    ----------


See accompanying notes to pro forma balance statements of income.



                                             Historical   Acquisition of Acquisition of
                                                Year        Long Lake         Court        Pro forma      Pro forma
                                           ended 12/31/95  Crossing (5)  International II  Adjustments      Year
                                                 (1)                           (6)            (4)       ended 12/31/95 (7)
Revenues
Rental                                        $14,765,108       2,714,950      2,520,653                    $20,000,711
Interest and other                                200,818                        282,029                        482,847
                                              -------------------------------------------------------------------------

Total revenues                                 14,965,926       2,714,950      2,802,682               0     20,483,558
                                              -------------------------------------------------------------------------

Expenses
Real estate taxes                               2,624,588         340,696        433,500                      3,398,784
Other property operating                        3,967,543         661,746      1,041,676                      5,670,965
General and administrative                        922,652                                                       922,652
Interest                                        2,296,457                                      2,250,596      4,547,053
Depreciation and amortization                   1,954,885                                        644,126      2,599,011
Contract termination
                                              -------------------------------------------------------------------------

Total expenses                                 11,766,125       1,002,442      1,475,176       2,894,722     17,138,465
                                              -------------------------------------------------------------------------

Net income                                     $3,199,801      $1,712,508     $1,327,506     ($2,894,722)    $3,345,093
                                              -------------------------------------------------------------------------
                                              -------------------------------------------------------------------------

Earnings per common share and common share          $0.88                                                         $0.66
equivalent
                                              -----------                                                    ----------
                                              -----------                                                    ----------

Weighted average number of common shares and
common share equivalents outstanding            3,650,133                                                     5,081,833
                                              -----------                                                    ----------
                                              -----------                                                    ----------


See accompanying notes to pro forma statements of income.


Notes to pro forma statements of income.

(1) Represents the historical operations of the Company for the periods described.
(2) Represents the estimated, unaudited historical operations of Long Lake Crossing from January 1, 1996 to September 30, 1996 based upon the audited results of operations for the period January 1, 1996 to November 22, 1996.
(3) Represents the estimated, unaudited historical operations of Court International II from January 1, 1996 to September 30, 1996 based upon the audited results of operations for the period January 1, 1996 to December 13, 1996.
(4) Depreciation on buildings is computed on a straight-line basis over 40 years for the periods described. Interest expense is computed on the amount assumed to be borrowed to acquire this property at an interest rate of 7.5% per annum for the periods described.
(5) Represents the historical operations of Long Lake Crossing for the year ended December 31, 1995.
(6) Represents the historical operations of Court International II for the year ended December 31, 1995.
(7) The unaudited pro forma statements of income for the periods described give effect to the acquisition of Court International II and Long Lake Crossing as of January 1, 1995 and are not indicative of the results of operations of the Company had this acquisition taken place on that date nor do they purport to project the Company's results of operations at any future date.